Exhibit 10.3

RESERVE AND SECURITY AGREEMENT

BETWEEN

TALON FIRST TRUST, LLC

(Borrower)

AND

RCC REAL ESTATE, INC.

 (Lender)

EXHIBITS

EXHIBIT A

LIST OF MAINTENANCE REPAIRS

EXHIBIT B

EXCLUSIONS FROM MAINTENANCE REPAIRS

EXHIBIT C

INTENTIONALLY OMITTED

EXHIBIT D

FORM OF REQUISITION

i

RESERVE AND SECURITY AGREEMENT

THIS RESERVE AND SECURITY AGREEMENT (“Agreement”) is made as of the 2nd day of July, 2014, by TALON FIRST TRUST, LLC, a Delaware limited liability company, having its principal place of business at c/o Talon Real Estate Holding Corp., 5500 Wayzata Blvd, Suite 1070, Minneapolis, Minnesota 55416 (“Borrower”), and RCC REAL ESTATE, INC., a Delaware corporation, having an address at 712 Fifth Avenue, New York, New York 10019, and its successors and assigns (collectively, “Lender”).

RECITALS:

I.

Borrower by its promissory note of even date herewith given to Lender (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the “Note”) is indebted to Lender in the maximum principal sum of THIRTY-THREE MILLION AND 00/100 DOLLARS ($33,000,000.00)  in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the “Loan”), principal and interest to be payable in accordance with the terms and conditions provided in the Note.

II.

The Loan is secured by, among other things, a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as amended, supplemented, restated, replaced or otherwise modified from time to time, the “Security Instrument”) dated as of the date hereof in the maximum principal sum of THIRTY-THREE MILLION AND 00/100 DOLLARS ($33,000,000.00) given by Borrower to (or for the benefit of) Lender, which grants Lender a first lien on the property encumbered thereby (the “Property”).  All and any of the documents including the Note, the Security Instrument and this Agreement now or hereafter executed and/or delivered by Borrower and/or others and by or in favor of Lender, in connection with the Loan, as the same may be amended, restated, supplemented, or otherwise modified from time to time, are collectively referred to herein as the “Loan Documents.”

III.

Lender requires, as a condition to the making of the Loan, that Borrower enter into this Agreement and make certain deposits with Lender as provided in this Agreement as additional security for all of Borrower’s obligations under the Loan Documents.

AGREEMENT:

1.

Defined Terms:  For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context clearly indicates a contrary intent:

“Approved Tenant Work Applicable Retainage” shall mean an amount equal to the amount of retainage required by the terms of the contracts relating to the applicable Approved Tenant Work, or in the case of Approved Tenant Work being constructed by the Tenant, by the terms of the applicable Lease.

“Default” shall mean an event which, with notice, the passage of time, or both, would constitute an Event of Default.

“Lender” shall mean Lender, as defined above, and any and all of its agents including, without limitation, any servicer of the Loan.

“Lender’s Consultant” shall mean an independent consulting engineer selected by Lender.

“Lien Waivers” shall mean contractors waivers of liens and subordination in commercially reasonable form and acceptable to the issuer of the title insurance policy to insure the priority of each and every Advance (or, if applicable, other disbursements hereunder) providing that the general contractor has been paid for all work except as provided for in the subject requisition or agreed-upon retainage, waiving all Lien rights for work completed except for rights relating to the requisitioned payment or future work to be performed.

“Maintenance Repairs” shall mean, collectively, the costs described on Exhibit A attached hereto and made a part of this Agreement.

“Minimum Disbursement Amount” shall mean an amount equal or greater than the lesser of (i) $5,000.00 or (ii) the total cost of the Work for which the disbursement is requested (or lesser amount if the total remaining balance of the applicable Reserve is less than the Minimum Disbursement Amount, in which case only one disbursement of the amount remaining in the applicable Reserve Account shall be made).

“Replacements” shall mean the Maintenance Repairs.

“Requisition” shall mean a written request for the release of Reserves in the form attached hereto as Exhibit D.

“Reserves” shall mean the Replacement Reserve and the TI/LC Reserve.

“Reserve Accounts” shall mean the Replacement Reserve Account and the TI/LC Reserve Account.

“Tenant Plans” shall mean each set of plans and specifications prepared in respect of any applicable Approved Tenant Work.

“TI/LC Costs” shall mean actual out-of-pocket expenses incurred by Borrower in performing any applicable Approved Tenant Work and Approved Leasing Expenses which have been approved by Lender or is otherwise permitted under the Loan Documents.

“Work” shall mean, collectively, the Replacements and the Approved Tenant Work.

All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Note or the Security Instrument.  Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words “Lender” and “Borrower” shall include their respective successors, assigns, heirs, executors and administrators.

2.

Reserves Generally.

(a)

The Reserves shall not constitute a trust fund and may be commingled with other monies held by Lender. Lender or a designated representative of Lender shall have the sole right to make withdrawals from the Reserve Accounts.

(b)

If at any time the undisbursed balance of any Reserve shall not, in the reasonable opinion of Lender, be sufficient to pay any amounts designated to be paid from such Reserve Borrower shall either (i) deposit the deficiency (the “Deficiency”), in cash, with Lender or (ii) expend its own funds in an aggregate amount equal to the Deficiency, in either case before any further disbursements from the Reserve shall be made.  Any Deficiency deposited with Lender shall be held by Lender in the applicable Reserve Account and shall be disbursed for expenditures on the same terms and conditions set forth herein.  Until so disbursed pursuant to this Agreement the Deficiency shall constitute additional security for the Debt and the other obligations of the Borrower under the Loan Documents.  Notwithstanding the foregoing, in the event Lender later reasonably determines, in its reasonable discretion, that any Deficiency deposited by Borrower exceeds the amount then determined to be necessary to cover anticipated expenditures and so long as no monetary or material non-monetary Default or Event of Default then exists, Lender will release such excess amount not to exceed the amount of the Deficiency to Borrower within ten (10) Business Days after Borrower’s written request to Lender therefor.

3.

Requisitions.  Subject to the satisfaction of the conditions precedent to disbursement set forth in this Agreement, Lender shall make disbursements from the Reserves, but no more frequently than once in any calendar month, upon receipt of a Requisition.  Each Requisition shall be for an amount not less than the Minimum Disbursement Amount.  To the extent a disbursement from a Reserve is intended to pay contractors and other persons who have not yet been paid by Borrower, such disbursements shall constitute a trust fund in the possession of Borrower for the benefit of such contractors and other persons and shall be promptly applied by Borrower to the payment due to such contractors and other persons.

4.

Replacement Reserve.

(a)

Replacement Reserve Account; Replacement Reserve.

(i)

On or prior to the date hereof, Borrower shall deposit with Lender the sum of $11,203.62 (the “Initial Replacement Deposit”).

(ii)

On each Payment Date, and on the date hereof, Borrower shall deposit with Lender the sum of $11,203.62 (the “Monthly Deposit”).    Notwithstanding the foregoing, the amount of the Monthly Deposit may be increased by Lender, in Lender’s reasonable discretion, at any time, including, without limitation, in accordance with the provisions hereof.

(iii)

Intentionally Omitted.

(iv)

Lender shall deposit the Initial Replacement Deposit and each Monthly Deposit, as received, into an escrow account (the “Replacement Reserve Account”).  All funds deposited into the Replacement Reserve Account are referred to herein collectively as the “Replacement Reserve.”

(b)

Disbursements from the Replacement Reserve.

(i)

Upon receipt of a Requisition therefor and the satisfaction of all conditions precedent set forth below, Lender shall make disbursements from the Replacement Reserve to reimburse Borrower or to fund payment due to third parties for the Replacements in accordance with the provisions hereof.  Notwithstanding anything contained herein to the contrary, Lender shall not be obligated to make disbursements from the Replacement Reserve to reimburse Borrower or to fund payment due to third parties for the costs described on Exhibit B hereto.

(ii)

Notwithstanding anything to the contrary contained herein, Lender’s obligation to make any disbursement from the Replacement Reserve shall be subject to the satisfaction of each of the following conditions precedent:

(A)

Both on the date the Requisition is received by Lender and on the date which such disbursement is to be made, no monetary or material non-monetary Default or Event of Default shall have occurred and be continuing;

(B)

Lender shall have received an Officer’s Certificate setting forth in reasonable detail, and in form and substance satisfactory to Lender, the Replacements for which such disbursement is to be made, together with invoices and other documentation evidencing the incurrence thereof;

(C)

Lender shall have received satisfactory evidence that all permits, licenses and approvals required for the Replacements for which such disbursement is to be made have been obtained and are in full force and effect, and Lender shall have received copies of any such permits, licenses and/or approvals;

(D)

Upon request by Lender, in connection with any Work, Lender shall have received (i) a title report, a notice of title continuation or title endorsement, as appropriate, showing that since the making of any prior disbursement there has been no change in the state of title to the Property and no survey exceptions with respect to the Property not theretofore approved by Lender in its reasonable discretion, and that no mechanic’s liens or other liens have been filed and remain filed with respect to the Property other than Permitted Encumbrances, and (ii) an endorsement to the title insurance policy, which endorsement shall have the effect of (A) updating the date of such title insurance policy to the date of the making of such disbursement and (B) increasing the coverage of such title insurance policy by an amount equal to the amount of such disbursement, if necessary;

(E)

With respect to any Work, Lender shall have received and approved all plans and specifications, construction budgets and schedules, engineering and other professionals’ reports, the general construction agreement, the architect’s and/or engineer’s agreement(s) and all other material agreements relating to the Replacements for which such disbursement is to be made;

(F)

Lender shall have received such affidavits and certificates as to such matters as Lender may reasonably request, including, without limitation, at Borrower’s expense, one or more inspections and/or certificates of completion by an appropriate independent, qualified professional (e.g., architect, engineer, consultant) approved by Lender in connection with (A) any structural repair or improvement, or (B) any replacement or repair of a major component or element of any part of the Property that (1) all of the Replacements to be paid with the proceeds of such disbursement have been completed in compliance with the approved plans and specifications and Applicable Laws, (2) such disbursement is required to reimburse payments of Replacements to, or to pay costs due to, contractors, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials or paying for such Replacements, (3) the amount of such disbursement, when added to all disbursements from the Replacement Reserve previously disbursed by Lender on account of the Replacements, does not exceed the aggregate cost of all Replacements performed to the date of such certificate, and (4) the amount of the Replacement Reserve, together with the remaining Monthly Deposits to be made by Borrower during the balance of the term of the Loan will be sufficient, as reasonably determined by Lender, to pay for the completion of the Replacements;

(G)

Lender shall have received Lien Waivers for previously completed Replacements; and

(H)

Upon request by Lender, in connection with any Work, Lender shall have received fully paid payment and performance bonds from the general contractor naming Lender as dual obligee and otherwise in form and content acceptable to Lender.

(iii)

Notwithstanding anything to the contrary contained herein, if (A) the time required to complete a Replacement exceeds one (1) month, (B) the contractor performing a Replacement requires periodic payments pursuant to terms of a written contract and (C) the total cost of such Replacement exceeds $25,000, then a request for reimbursement from the Replacement Reserve may be made after completion of a portion of the Work under such contract, provided (1) such contract requires payment upon completion of such portion of the Work, (2) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property, (3) all other conditions in this Agreement for disbursement have been satisfied (including but not limited to the conditions set forth in Section 4(b)(ii) above), (4) funds remaining in the Replacement Reserve are, in Lender’s sole, but good faith judgment, sufficient to complete such Replacement and the other Replacements when required, (5) the cost of the portion of the Replacements completed under such contract exceeds $5,000, and (6) each contractor or subcontractor receiving payments under such contract shall provide Lien Waivers with respect to amounts which have been paid to that contractor or subcontractor.

5.

Intentionally Omitted.

6.

TI/LC Reserve.

(a)

TI/LC Reserve Account; TI/LC Reserve. Lender shall deposit the proceeds of each TI/LC Advance, as received pursuant to the Note, into an escrow account (the “TI/LC Reserve Account”).  In addition, on the date hereof, Borrower shall deliver the sum of $750,000 to Lender for deposit into the TI/LC Reserve Account.  On (i) each of the first twelve (12) Payment Dates, Borrower shall deliver to Lender for deposit into the TI/LC Reserve Account the sum of $104,166.66 and (ii) on the thirteenth (13th) Payment Date and each Payment Date thereafter occurring prior to the Maturity Date, Borrower shall deliver to Lender for deposit into the TI/LC Reserve Account the sum of $62,500.00 (each such deposit, the “Monthly Leasing Deposit”).   All funds deposited into the TI/LC Reserve Account are referred to herein collectively as the “TI/LC Reserve.”

(b)

Disbursements from the TI/LC Reserve Account.

(i)

Upon receipt of a Requisition therefor and satisfaction of all applicable conditions precedent set forth below, Lender shall disburse amounts from the TI/LC Reserve necessary to reimburse Borrower or to fund payment due to third parties for Approved Tenant Work Expenses and Approved Leasing Expenses.

(ii)

Notwithstanding anything to the contrary contained herein, Lender’s obligation to make any disbursement from the TI/LC Reserve for payment of Approved Tenant Work Expenses (but not otherwise) shall be subject to the satisfaction of each of the following conditions precedent:

(A)

Both on the date the Requisition is received by Lender and on the date which such disbursement is to be made, no monetary or material non-monetary Default or Default or Event of Default shall have occurred and be continuing;

(B)

Lender shall have received an Officer’s Certificate setting forth in reasonable detail, and in form and substance satisfactory to Lender, the Approved Tenant Work Expenses to be funded with such proceeds, together with invoices and other documentation evidencing the incurrence thereof;

(C)

Lender shall have received copies of all permits, approvals and authorizations required by any governmental authority for the construction of such Approved Tenant Work;

(D)

Upon request by Lender, with respect to Approved Tenant Work, Lender shall have received (i) a title report, a notice of title continuation or title endorsement, as appropriate, showing that since the making of any prior disbursement there has been no change in the state of title to the Property and no survey exceptions with respect to the Property not theretofore approved by Lender, and that no mechanic’s liens or other liens have been filed and remain filed with respect to the Property other than Permitted Encumbrances, and (ii) an endorsement to the title insurance policy, which endorsement shall have the effect of (A) updating the date of such title insurance policy to the date of the making of such disbursement and (B) increasing the coverage of such title insurance policy by an amount equal to the amount of such disbursement, if necessary;

(E)

Lender shall have approved the subject Lease, or if Lender’s express approval of such Lease is not required under the Loan Documents, such Lease, and the use and the tenant thereunder shall comply with the requirements of the Loan Documents and there shall be no monetary or material non-monetary default by Borrower or such tenant under such Lease, as determined by Lender in its sole, but good faith discretion;

(F)

With respect to each Lease for which Approved Tenant Work Expenses are being requested, (i) Lender shall have received a copy of the Tenant Budget (as defined in the Note) showing (A) the amount of Approved Tenant Work Expenses incurred through and including the date of such disbursement and the corresponding line items relating thereto, and (B) the remaining budgeted Approved Tenant Work Expenses and the corresponding line items relating thereto, and (C) such other documents relating to such disbursement as Lender may reasonably request; (ii) Lender shall have received evidence reasonably satisfactory to Lender that (A) the tenant under the applicable Lease relating to the Approved Tenant Work has expended in full (on the expenses set forth in the applicable Tenant Budget) any sums required to be so expended by such tenant at that time under the applicable Lease and (B) Borrower is obligated under the Lease to make any such proceeds to or for the benefit of the tenant thereunder, and the tenant is otherwise not then in default under such Lease with respect to any monetary or material non-monetary default; (iii) Lender and Lender’s Consultant shall have approved (such approval not to be unreasonably withheld or delayed) the general contractor performing the Approved Tenant Work and the contracts with respect to such general contractors prior to the commencement of such Approved Tenant Work; and (iv) upon Lender’s request, deliver to Lender the Tenant Plans prepared with respect to such Approved Tenant Work and the Tenant Budget for such Approved Tenant Work;

(G)

Lender shall have received such affidavits and certificates as to such matters with respect to Approved Tenant Work as Lender may reasonably request, including, without limitation, certificates of the approved architect or engineer, or of Lender’s Consultant that (A) all of the Approved Tenant Work performed has been completed in compliance with the applicable Tenant Plans and applicable legal requirements, (B) such disbursement is required to reimburse payments of Approved Tenant Work Expenses to, or to pay Approved Tenant Work Expenses due to, contractors, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials or paying for such Approved Tenant Work, (C) such disbursement, when added to all disbursements previously made by Lender on account of the applicable Approved Tenant Work, does not exceed the Approved Tenant Work Expenses of such Approved Tenant Work performed to the date of such certificate, and (D) the amount of the TI/LC Portion allocated to such Approved Tenant Work as set forth in the applicable Tenant Budget remaining unfunded, together with all other amounts held in the TI/LC Reserve Account allocated therefor, after such disbursement will be sufficient, as reasonably determined by Lender, to pay for the Approved Tenant Work Expenses necessary for the completion of such Approved Tenant Work; and

(H)

Lender shall have received Lien Waivers for all previously completed Approved Tenant Work.

(iii)

Notwithstanding anything to the contrary contained herein, Lender’s obligation to make any disbursement from the TI/LC Reserve for payment of Approved Leasing Expenses (but not otherwise) shall be subject to the satisfaction of each of the following additional conditions precedent:

(A)

Reserved;

(B)

Lender shall have approved the subject Lease, or if Lender’s express approval of such Lease is not required under the Loan Documents, such Lease, and the use and the tenant thereunder shall comply with the requirements of the Loan Documents and there shall be no monetary or material non-monetary default by Borrower or such tenant under such Lease, as determined by Lender in its sole, but good faith discretion; and

(C)

Lender shall have received (A) an Officer’s Certificate (1) stating that the items to be funded with such proceeds are Approved Leasing Expenses and a description in reasonable detail thereof and attaching invoices and other documentation evidencing the incurrence thereof, (2) stating that each person for which such disbursement is requested has been paid in full or will be paid in full upon such disbursement, (3) stating that the Approved Leasing Expenses to be funded have not been the subject of a previous disbursement from the TI/LC Reserve, (4) stating that all previous disbursements from the TI/LC Reserve in respect of Approved Leasing Expenses have actually been used to pay the previously identified Approved Leasing Expenses, and (5) stating that all outstanding trade payables (other than those to be paid from such disbursement) have been paid in full, (B) evidence of payment satisfactory to Lender, (C) if requested by Lender, copies of any commission agreement and other documents relating to such proceeds, and (D) such other evidence as Lender shall reasonably request to demonstrate that the Approved Leasing Expenses to be funded with such disbursement are paid for or will be paid upon such disbursement.

(iv)

Notwithstanding anything to the contrary contained herein, in no event shall Lender have any obligation to make any disbursement from the TI/LC Reserve to the payment of Approved Tenant Work Expenses or Approved Leasing Expenses to the extent such disbursement is:

(A)

in respect of any items for which funds have been disbursed or otherwise provided for pursuant to the Cash Management Agreement or any other provision of this Agreement or the other Loan Documents;

(B)

for Approved Leasing Expenses to be utilized for tenant improvement allowances and Approved Tenant Work Expenses, in either case, in excess of the amounts per square foot set forth below:

Lease Term	New	Renewal
5 Year	$15.00	$10.00
7 Year	$20.00	$10.00

(C)

for Approved Leasing Expenses to be utilized for leasing commissions in excess of the amounts per square foot set forth below:

Lease Term	New	Renewal
5 Year	$3.50	$3.50
7 Year	$5.00	$5.00

(D)

with respect to a Lease where the base rent is less than $9 per rentable square foot on a triple net basis; and/or

(E)

for Approved Tenant Work in excess of an amount equal to the costs actually incurred from time to time for work in place, as certified by Lender’s Consultant, minus the Approved Tenant Work Applicable Retainage.  If the Approved Tenant Work is being constructed by Borrower, the Approved Tenant Work Applicable Retainage shall not be released until Lender’s Consultant certifies to Lender that the applicable Approved Tenant Work has been completed in accordance with the provisions of the Loan Documents and that all approvals necessary for the occupancy and use of the leased premises have been obtained from all appropriate governmental authorities and quasi-governmental authorities, and Lender receives evidence reasonably satisfactory to Lender that the Approved Tenant Work Expenses relating to such Approved Tenant Work have been paid in full or will be paid in full out of the Approved Tenant Work Applicable Retainage; provided, however, Lender will disburse, subject to and in accordance with the terms hereof, the portion of the Approved Tenant Work Applicable Retainage being held with respect to any contractor, subcontractor or materialman upon completion of the Approved Tenant Work to be performed by such contractor, subcontractor or materialman as long as (x) Lender’s Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all Approved Tenant Work for which such person is responsible and has supplied all materials in accordance with the provisions of the contractor’s, subcontractor’s or materialman’s contract, and (y) the contractor, subcontractor or materialman delivers Lien

Waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the title insurance policy insuring the lien of the Security Instrument.

Notwithstanding anything to the contrary contained in the Loan Documents, provided no Event of Default is continuing, in the event Borrower, in accordance with the terms of the Loan Documents, enters a Lease for the payment of tenant improvement allowances, leasing commissions and Approved Tenant Work Expenses which exceed the parameters set forth in clauses (iv)(B) and (C) above, provided that, Borrower deposits with Lender funds from equity not derived from the Property, the amount by which such tenant improvement allowances, leasing commissions and Approved Tenant Work Expenses exceed such parameters, Borrower shall be permitted to request disbursements from TI/LC Reserve for such expenses up to the amounts set forth in clause (iv)(B) and (C) above, and such deposited amounts shall be disbursed by Lender pursuant to the provisions of this Section 6.

7.

Intentionally Omitted.

8.

Intentionally Omitted.

9.

Intentionally Omitted.

10.

Reserves as Additional Security/Application of Reserves Upon Default.

(a)

 Borrower grants to Lender a first-priority perfected security interest in the Reserves and any and all monies now or hereafter deposited in the Reserve Accounts as additional security for payment of the Debt.  Until expended or applied in accordance with this Agreement, the Reserves shall constitute additional security for the Debt.  During the continuance of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in the Reserve Accounts to the payment of the Debt in any order in its sole discretion.  Any interest that accrues on the Replacement Reserve and the TI/LC Reserve shall be for the benefit of Borrower.  Borrower shall be responsible for payment of any federal, state or local income or other tax applicable to the interest earned on the Reserves.  Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Reserve Accounts or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC 1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.  Lender shall not be liable for any loss sustained on the investment of any funds constituting the Reserves.

(b)

The funds held in the Reserves are pledged as additional security for the indebtedness evidenced by the Note and secured by the Security Instrument.  Upon the occurrence and during the continuance of an Event of Default (A) Borrower shall immediately lose all of its rights to receive disbursements from the Reserves unless and until all amounts secured by the Security Instrument have been paid in full and the lien of the Security Instrument has been released or assigned by Lender, and (B) Lender may in its sole and absolute discretion, use the Reserves (or any portion thereof) for any purpose, including but not limited to (l) repayment of any indebtedness secured by the Security Instrument, including but not limited to principal prepayments and the prepayment premium applicable to such full or partial prepayments (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any Default or Event of Default; (2) reimbursement of Lender for all losses and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such Default or Event of Default; (3) completion of the Work as provided in Section 11(a), or for any other repair or replacement to the Property; or (4) payment of any amount expended in exercising (and exercise) all rights and remedies available to Lender at law or in equity or under this Agreement or under any of the other Loan Documents.

(c)

Nothing in this Agreement or the Security Instrument shall obligate Lender to apply all or any portion of any Reserve on account of any Event of Default by Borrower or to repayment of the indebtedness secured by the Security Instrument or in any specific order of priority. Nothing contained in this Agreement shall in any manner whatsoever alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations to make payments and perform all of its other obligations required under the Loan Documents.

11.

Performance of Work.

(a)

Workmanlike Completion; Additional Replacements.

(i)

Borrower shall cause all Work to be completed diligently and as soon are reasonably practicable and in a good and workman like manner in order to keep the Property in good order and repair and in a good marketable condition and to keep the Property or any portion thereof from deteriorating.

(ii)

Lender shall have the right to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Work or series of related Work costing in excess of $25,000.00, which approval shall not be unreasonably withheld or delayed. Upon Lender’s request, Borrower shall assign any contract or subcontract to Lender.

(iii)

In the event Lender reasonably determines that any Work is not being performed in a workmanlike or timely manner or that any Work has not been completed in a workmanlike and timely manner, and Borrower fails to correct such condition within ten (10) days of Lender’s notice to Borrower of such determination, Lender shall have the option to withhold disbursement for such unsatisfactory Work and to proceed under existing contracts or to contract with third parties to complete such Work and to apply the applicable Reserve toward the labor and materials necessary to complete such Work, in each case upon providing prior notice to Borrower, and to exercise any and all other remedies available to Lender upon the occurrence of an Event of Default (as hereinafter defined).

(iv)

Borrower will upon demand of Lender, correct any structural defect in the Work or any material departure from the plans and specifications not approved in writing by Lender.  The making of any disbursement from the Reserves shall not constitute a waiver of Lender’s right to require compliance with this covenant.  Neither Lender nor the Lender’s Consultant nor any other Person shall have any affirmative duty to Borrower or to any third party to inspect for said defects or departure from the plans and specifications or to call them to the attention of Borrower or anyone else and the failure to do so shall in no event give rise to any claim or liability to or on the part of any party, it being understood that inspections by Lender’s Consultant are solely for the benefit of Lender.

(v)

If at any time during the term of the Loan, Lender reasonably determines that replacements are advisable to keep the Property in good order and repair and in good marketable condition, or to prevent deterioration of the Property or if any major building systems or components (e.g., roof, HVAC system) will reach the end of its useful life within two (2) years of the date of any inspection by Lender, Lender may send Borrower written notice of the need for making such replacements (the “Designated Replacements”). Borrower shall promptly commence making such Designated Replacements in accordance with all the requirements of this Agreement.  Additional sums from the Replacement Reserve shall be made available to Borrower to make such Designated Replacements only pursuant to the terms hereof.  If Borrower fails to commence, within thirty (30) days after receipt of such notice or such later commencement date as may be specified in such notice, such Designated Replacements and/or fails to diligently pursue completion of such Designated Replacements, such failure shall be an Event of Default under this Agreement, and, in addition to all other rights Lender may have under this Agreement upon an Event of Default (including but not limited to Lender’s rights under Section 12(b)  of this Agreement) and under the Loan Documents, Lender may contract with third parties to make such Designated Replacements and may at its sole discretion (A) apply the funds in the Replacement Reserve toward the labor and materials necessary to complete such Designated Replacements, or (B) demand payment of such Designated Replacements from Borrower.  Except for Section 4, all references in this Agreement to “Replacements” shall include the “Designated Replacements,” as applicable.

(vi)

In order to facilitate Lender’s completion of the Work pursuant to this Section 11, Lender is granted the right, but not the obligation, to enter onto the Property and perform any and all work and labor necessary to complete or perform the Work and/or employ watchmen to protect the

Property from damage.  All sums so expended by Lender pursuant to this Section 11 shall be deemed to have been advanced under the Loan to Borrower and secured by the Security Instrument.  For this purpose Borrower constitutes and appoints Lender its true and lawful attorney in fact, coupled with an interest, with full power of substitution to complete or undertake the Work pursuant to this Section 11 in the name of Borrower and, pursuant to this Section 11, Borrower empowers said attorney in fact as follows:

(A)

to use any funds in the applicable Reserve for the purpose of making or completing the Work;

(B)

to make such additions, changes and corrections to the Work as shall be necessary or desirable to complete the Work;

(C)

to employ such contractors, subcontractors, agents, architects, engineers and consultants as shall be required for such purposes;

(D)

to pay, settle or compromise all existing bills and claims which are or may become liens against the Property, or as may be necessary or desirable for the completion of the Work, or for clearance of title in connection with the Work;

(E)

to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents;

(F)

to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property; and

(G)

to do any and every act which Borrower might do in its own behalf to fulfill the terms of this Agreement.

(b)

Power of Attorney.  It is further understood and agreed that the power of attorney granted pursuant to this Section 11, which shall be deemed to be a power coupled with an interest, cannot be revoked.  Borrower specifically agrees that all power granted to Lender under this Agreement, including without limitation under this Section 11, may be assigned by Lender to its successors or assigns as holder of the Note.

(i)

Nothing in this Section 11 shall be construed in such a way as to:

(A)

make Lender responsible for making or completing any Work;

(B)

require Lender to expend funds in addition to the Reserves to make or complete any Work;

(C)

obligate Lender to proceed with any Work; or

(D)

obligate Lender to demand from Borrower additional sums to make or complete any Work.

(c)

Entry Onto Property; Inspections.

(i)

Borrower shall permit Lender or Lender’s representatives (including an independent person such as an engineer, architect, or consultant) or third parties performing any Work pursuant to Sections 11(a)(iii), (iv) or (v) of this Agreement to enter onto the Property during normal business hours (subject to the rights of tenants under their Leases) (A) to inspect the condition of the Property, (B) inspect the progress of any Work and all materials being used in connection therewith, (C) to examine all plans and shop drawings relating to such Work which are or may be kept at the Property, and (D) to complete any Work made pursuant to Sections 11(a)(iii), (iv) and (v).  Borrower agrees to cause all contractors and subcontractors to cooperate with Lender or Lender’s representatives or such other persons described above in connection with inspections described in this Section 11(c) or the completion of any Work pursuant to Sections 11(a)(iii), (iv) or (v).

(ii)

Lender may inspect the Property in connection with any Work prior to disbursing funds from the applicable Reserve for such Work.  In addition to Lender’s costs and expenses, Borrower shall pay Lender a reasonable inspection fee not exceeding $750.00 for each such inspection by Lender.  Lender, at Borrower’s expense, also may require an inspection by an appropriate independent qualified professional selected by Lender and/or a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any amounts from the applicable Reserve.

(d)

Lien Free Completion.  Subject to Borrower’s right to contest the same pursuant to Section 3.12(b) of the Security Instrument, Borrower covenants and agrees that each portion of the Work and all materials, equipment, fixtures, or any other item comprising a part of any Work shall be constructed, installed or completed, as applicable, free and clear of all mechanic’s, materialman’s or other liens (except Permitted Encumbrances).

(e)

Compliance with Laws and Insurance Requirements.

(i)

All Work shall comply with all Applicable Laws and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.  Borrower shall pay all applicable fees and charges of such authorities.

(ii)

In addition to any insurance required under the Security Instrument and any applicable Lease, Borrower shall provide or cause to be provided workmen’s compensation insurance, builder’s “all-risk’, and public liability insurance and other insurance to the extent required under Applicable Law in connection with a particular portion of the Work.  Borrower shall provide evidence reasonably satisfactory to Lender of all insurance required hereunder and such policies shall be in form and amount reasonably satisfactory to Lender.  All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed.  If required by Lender, the originals of such policies shall be delivered to Lender.

(f)

Completion of Work.  Lender’s approval of any plans for any Work, release of funds from any Reserve, inspection of the Property by Lender or Lender’s agents, or other acknowledgment of completion of any Work in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty to any person that the Work has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental agency.

12.

Event of Default; Remedies.

(a)

Event of Default Under this Agreement.  An “Event of Default” shall occur under this Agreement if (i) with respect to monetary obligations hereunder including without limitation, any obligation to deposit any Deficiency or any portion of any of the foregoing, Borrower fails to pay such obligation within five (5) days after Lender’s demand therefor or (ii) with respect to non-monetary obligations, Borrower fails to comply with any provision of this Agreement and such failure is not cured within ten (10) days after notice from Lender or, if such failure is not susceptible to cure within such ten (10) day period, such longer period of time as is necessary for Borrower through the exercise of diligent efforts to cure same; provided, however, that in no event shall Borrower have more than sixty (60) days from such notice to effectuate such cure of such non-monetary obligations. Borrower understands that an Event of Default under this Agreement shall be an Event of Default under the terms of the other Loan Documents, including, without limitation, under the Security Instrument, and that in addition to the remedies specified in this Agreement, Lender shall be able to exercise all of its rights and remedies under the other Loan Documents upon an Event of Default.  An Event of Default under the Note, the Security Instrument or any of the other Loan Documents shall be deemed an Event of Default hereunder.

(b)

Application of Reserves Upon Default.

(i)

The funds held in the Reserves are pledged as additional security for the indebtedness evidenced by the Note and secured by the Security Instrument.  Upon the occurrence of an Event of Default (A) Borrower shall immediately lose all of its rights to receive disbursements from the Reserves unless and until all amounts secured by the Security Instrument have been paid in full and the lien of the Security Instrument has been released or assigned by Lender, and (B) Lender may in its sole and absolute discretion, use the Reserves (or any portion thereof) for any purpose, including but not limited to (l) repayment of any indebtedness secured by the Security Instrument, including but not limited to principal prepayments and the prepayment premium applicable to such full or partial prepayments (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any Default or Event of Default; (2) reimbursement of Lender for all losses and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such Event of Default; (3) completion of the Work as provided in Section 11(a), or for any other repair or replacement to the Property; or (4) payment of any amount expended in exercising (and exercise) all rights and remedies available to Lender at law or in equity or under this Agreement or under any of the other Loan Documents.

(ii)

Nothing in this Agreement or the Security Instrument shall obligate Lender to apply all or any portion of any Reserve on account of any Event of Default by Borrower or to repayment of the indebtedness secured by the Security Instrument or in any specific order of priority.

(c)

Borrower’s Other Obligations.  Nothing contained in this Agreement shall in any manner whatsoever alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations to make payments and perform all of its other obligations required under the Loan Documents.

13.

Remedies Cumulative.  None of the rights and remedies herein conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other rights, and each and every right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

14.

Enforcement of Agreement.  This Agreement is executed by Borrower and Lender for the benefit of Lender its successors and/or assigns.

15.

Indemnification.  Subject to the Article 15 of the Note, Borrower agrees to indemnify Lender and to hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys’ fees and expenses) arising from or in any way connected with the performance of any Work or the holding or investment of any Reserve.  Borrower assigns to Lender all rights and claims Borrower may have against all persons or entities supplying labor or materials in connection with the Work; provided, however, that Lender may not pursue any such right or claim unless an Event of Default has occurred.

16.

Borrower’s Records.  Borrower shall furnish such financial statements, invoices, records, papers and documents relating to the Property as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender under this Agreement.

17.

Fees and Expenses.  In addition to any other fees payable by Borrower to Lender in connection with the Loan and this Agreement (including, but not limited to, the inspection fee set forth in Section 11(c)(ii)), Borrower shall pay within five (5) days of request from Lender (a) all reasonable costs or expenses incurred by Lender in connection with collecting, holding and disbursing the Reserves pursuant to this Agreement, and (b) all reasonable fees, charges, costs and expenses incurred by Lender in connection with inspections made by Lender or Lender’s representatives in carrying out Lender’s responsibility to make certain determinations under this Agreement.  Notwithstanding anything to the contrary contained herein, Borrower shall be solely responsible for the payment of all fees and expenses relating to title premiums and other title and survey charges required by this Agreement.  Borrower’s obligations under this Section 17 are subject to Article 15 of the Note.

18.

No Third Party Beneficiary.  This Agreement is intended solely for the benefit of Borrower and Lender and their respective successors and assigns, and no third party shall have any rights or interest in any Reserve, this Agreement or any of the other Loan Documents.  Nothing contained in this Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party, nor shall any third party have a right to enforce against Lender any right that Borrower may have under this Agreement.

19.

No Agency or Partnership.  Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

20.

Assumption of Loan; Transfer of Interests in Borrower; Subordinate Mortgage Lien.

(a)

If, under the terms of the Security Instrument, Lender’s consent is required in connection with (i) a transfer of all or part of the Property, or a transfer or pledge of beneficial interest in Borrower or (ii) the placing of a subordinate mortgage or deed of trust on the Property, Lender may review the amount of the Reserves, the amount of the Monthly Deposits and Monthly Leasing Deposits and the likely repairs and replacements required by the Property and the related contingencies which may arise during the remaining term of the Loan.  Based on that review, Lender may require an additional deposit to any Reserve and an increase in the amount of the Monthly Deposits and Monthly Leasing Deposits as a condition to Lender’s consent to such transfer or pledge, or the placing of such subordinate lien on the Property.

(b)

If the Property is transferred in accordance with the provisions of the Security Instrument and the obligations of Borrower under the Loan Documents are assumed by the transferee of the Property, that transferee shall be required to assume Borrower’s duties and obligations under this Agreement and shall be required to execute and deliver to Lender such documents as Lender requires to effectuate such assumption of duties and obligations.

(c)

If beneficial interests in Borrower are transferred such that Lender’s consent is required under the Security Instrument, the purchasers of such interests shall be required to execute and deliver to Lender such documents as Lender requires to effectuate the continued obligations under this Agreement with respect to the new entity or persons constituting Borrower.

(d)

In the event of any transfer described in Sections 20 (b) or (c) above, such transfer and assumption shall not relieve the transferor of its obligations under this Agreement or under any of the other Loan Documents, unless either (i) Borrower has obtained the prior written consent of Lender to such transfer, or (ii) such transfer is not an event which would enable Lender to accelerate the indebtedness secured by the Security Instrument.

21.

CHOICE OF LAW.  THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE PLEDGE OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE WHERE THE RESERVE ACCOUNTS ARE LOCATED, AND THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY AND THE DETERMINATION OF DEFICIENCY JUDGMENTS SHALL BE GOVERNED BY AND CONSTRUED

ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER.  TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

22.

Termination of Reserves.  After (a) payment in full of all sums evidenced by the Note and secured by the Security Instrument and release or assignment by Lender of the lien of the Security Instrument, and (b) payment in full for all Work completed or contracted to be performed prior to the date of the payment described in (a), Lender shall disburse to Borrower all amounts remaining in the Reserves.

23.

Notices.  Any notice, demand or other communication which any party may desire or may be required to given to any other party shall be given as provided in the Security Instrument.

24.

No Oral Change.  This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

25.

Liability.  If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.  This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

26.

Inapplicable Provisions.  If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

27.

Headings, etc.  The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

28.

Duplicate Originals; Counterparts.  This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.  This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement.  The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

29.

Number and Gender.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

30.

Miscellaneous.

(a)

Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b)

Wherever pursuant to this Agreement it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in house staff or otherwise.

(c)

At Lender’s election, funds constituting any Reserve (including but not limited to the Initial Replacement Deposit) may be applied by Lender to the payment of costs and expenses required to be paid by Borrower hereunder, including, without limitation, the cost of any inspections performed by Lender hereunder.

31.

Exculpation.  Borrower’s obligations under this Agreement are subject to the provisions of Article 15 of the Note, and such provisions are incorporated herein by reference.

[Remainder of page intentionally left blank; signature page follows]

[SIGNATURE PAGE TO RESERVE AND SECURITY AGREEMENT]

IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date and year first written above.

BORROWER:

TALON FIRST TRUST, LLC,
a Delaware limited liability company

By:	Talon OP, L.P., its sole member

	By:	Talon Real Estate Holding Corp., its general partner

	By:	/s/ Matthew G. Kaminski
Name: Matthew G. Kaminski
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE.]

N-266951

RESERVE AND SECURITY AGREEMENT

LENDER:

RCC REAL ESTATE, INC.,
a Delaware corporation

By:	/s/ David Bloom
Name: David Bloom
Title: President

N-266951

RESERVE AND SECURITY AGREEMENT

[EXHIBITS AND SCHEDULES OMITTED]

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